EXHIBIT (10)(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to use of our reports: (1) dated April 25, 2014, with respect to the statutory-basis financial statements and schedules of Monumental Life Insurance Company and (2) dated April 25, 2014, with respect to the financial statements of the subaccounts of Separate Account VA CC, included in Post-Effective Amendment No. 10 to the Registration Statement (Form N-4, No. 333-146323) and related Prospectus of Advisor’s Edge Variable Annuity and Advisor’s Edge Select Variable Annuity.

Des Moines, IA

April 25, 2014